Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 4/15/2004


Blended Coupon 7.0615%


Excess Protection Level
3 Month Average   5.69%
October, 2000   6.05%
September, 2000   5.61%
August, 2000   5.42%


Cash Yield19.62%


Investor Charge Offs 4.51%


Base Rate 9.06%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,009,277,457.50